EXHIBIT 10.11

NEUTRAL TANDEM, INC.

SECOND AMENDMENT TO

STOCK PURCHASE AGREEMENT

This Second Amendment to Stock Purchase Agreement, dated as of June 17, 2005 (the “Amendment”), is entered into by and among Neutral Tandem, Inc., a Delaware corporation (the “Company”) and the other parties signatory hereto.

WHEREAS, the Company, the other parties signatory hereto and certain other stockholders of the Company are parties to the Stock Purchase Agreement, dated as of November 19, 2004, as amended by the First Amendment to Stock Purchase Agreement, dated as of November 19, 2004 (the “Purchase Agreement”); and

WHEREAS, capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement; and

WHEREAS, the parties hereto now desire to amend Exhibit A to the Purchase Agreement to reflect the number and purchase price of the Series B-2 Shares purchased by the Investors at the Series B-2 Closing; and

WHEREAS, Section 14.2 of the Purchase Agreement provides that the Purchase Agreement may be amended with the consent of the Company and holders of at least two-thirds of the B-1 Conversion Shares and B-2 Conversion Shares issued or issuable upon conversion of the Series B-1 Shares and Series B-2 Shares; and

WHEREAS, the parties signatory hereto other than the Company constitute holders of at least two-thirds of the currently issued and outstanding Series B-1 Shares, and no Series B-2 Shares are currently issued or outstanding.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Exhibit A to the Purchase Agreement is hereby amended and replaced in its entirety with the Exhibit A attached hereto to this Amendment.

2. As expressly amended by this Amendment, the Purchase Agreement shall continue in full force and effect in accordance with its terms and is hereby confirmed and ratified in all respects. This Amendment and its terms and provisions shall be effective as of the date first above written. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the law (other than the law governing conflict of law questions) of the State of Delaware.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

NEUTRAL TANDEM, INC.

By:	/s/ James P. Hynes
Name:	James P. Hynes
Title:	CEO

[Signature page to Second Amendment to Stock Purchase Agreement]

INVESTORS:

DCM III, L.P.

By:	DCM Investment Management III, L.L.C.
Its General Partner

By:	/s/ Dixon R. Doll
Name:	Dixon R. Doll
Title:	Managing Member

DCM III-A, L.P.

By:	DCM Investment Management III, L.L.C.
Its General Partner

By:	/s/ Dixon R. Doll
Name:	Dixon R. Doll
Title:	Managing Member

DCM AFFILIATES FUND III, L.P.

By:	DCM Investment Management III, L.L.C.
Its General Partner

By:	/s/ Dixon R. Doll
Name:	Dixon R. Doll
Title:	Managing Member

[Signature page to Second Amendment to Stock Purchase Agreement]

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership
Its General Partner

By:	/s/ Charles W. Newhall, III
Name:	Charles W. Newhall, III
Title:	General Partner

[Signature page to Second Amendment to Stock Purchase Agreement]

/s/ James P. Hynes
James P. Hynes

[Signature page to Second Amendment to Stock Purchase Agreement]